Exhibit 99.1

KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Mercedes-Benz Financial Services Canada Corporation (the “Company”)
RBC Dominion Securities Inc.
RBC Capital Markets, LLC
Scotia Capital Inc.
Scotia Capital (USA) Inc.
(together, the “Specified Parties”)

Re: Silver Arrow Canada LP, 2022-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “20220131 SA CAN 2022-1 Prel. Pool_620mn_KPMG.xlsx” provided by the Company on February 18, 2022, containing information on 15,378 motor vehicle installment sales contracts and installment loans secured by new and pre-owned Mercedes-Benz and smart automobiles (the “Receivables”) as of January 31, 2022 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Silver Arrow Canada LP, 2022-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in Exhibit C.

•	The term “Cutoff Date” means January 31, 2022.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

•	The term “ALFA” means the Company’s contract management system.

•	The term “ACE” means Automated Credit Evaluation, which is the Company’s system used to track credit scores related to its automobile receivables.

•
The term “Account Number Mapping” means an electronic data file provided by the Company on March 21, 2022, containing the mapping between the masked Customer Account Numbers in the Data File and the actual customer account numbers listed in ALFA.

•
The term “Conditional Sale Contract” means the scanned electronic version or facsimile of the legal document or documents, and any amendment (the “Amendment to Conditional Sale Contract”) or addendum (the “Conditional Sale Contract Addendum”) thereto, provided to us by the Company for all provinces except the province of Quebec.

•	The term “Contract of Sale by Installment” means the scanned electronic version or facsimile of the legal document or documents, provided to us by the Company for the province of Quebec.

•
The term “Registration Document” means the scanned electronic version or facsimile of the Personal Property Security Act Transmittal Statement (“PPSA Transmittal Statement”), New Financing Statement, or Registration Statement, as issued by the Canadian province of origin, provided to us by the Company.

•	The term “Amortization Schedule” means an electronic data file provided by the Company on March 28, 2022, containing the Balloon Amount and amortization schedule information for Sample Receivable #59.

•
The term “Receivable Files” means any file containing some or all of the following documents for each Sample Receivable (defined below): Conditional Sale Contract, Contract of Sale by Installment, Conditional Sale Contract Addendum, Amendment to Conditional Sale Contract, Registration Document, Amortization Schedule, and screenshots within ALFA and/or ACE.

•	The term “Provided Information” means the Cutoff Date, Instructions, Account Number Mapping, and Receivable Files.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.
We randomly selected a sample of 100 Receivables from the Data File (the “Sample Receivables”). A listing of the Sample Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to randomly select from the Data File.

B.
For each Sample Receivable, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Receivable Files, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Receivable Files or the inability to agree the specified attributes from the Data File to the Receivable Files, utilizing the Instructions as applicable, constituted an exception. The Receivable File documents are listed in the order of priority.

2

Attributes	Receivable Files/Instructions
Customer Account Number	ALFA and Account Number Mapping
Origination Date	Conditional Sale Contract or Contract of Sale by Installment
Original Principal Balance	Conditional Sale Contract or Contract of Sale by Installment, and Instructions
Interest Rate	Conditional Sale Contract or Contract of Sale by Installment
Monthly Payment Amount	Conditional Sale Contract or Contract of Sale by Installment
Original Maturity Date	ALFA and Instructions
Current Maturity Date	ALFA
Number of Scheduled Payments	Conditional Sale Contract, Contract of Sale by Installment, or Conditional Sale Contract Addendum, and Instructions
Vehicle Age Classification (Model Year)	Conditional Sale Contract or Contract of Sale by Installment
Obligor Province	ALFA
Vehicle Identification Number	Conditional Sale Contract or Contract of Sale by Installment
First Payment Date	Conditional Sale Contract, Contract of Sale by Installment, Conditional Sale Contract Addendum, or Amendment to Conditional Sale Contract, and Instructions
Next Payment Due Date	ALFA and Instructions
Current Principal Balance	ALFA
Credit Score	ACE
New/Used	Conditional Sale Contract or Contract of Sale by Installment, and Instructions
Loan Type (Simple Interest)	Conditional Sale Contract or Contract of Sale by Installment, and Instructions
Sold Code Indicator	ALFA and Instructions
Recovery Indicator	ALFA and Instructions
Vehicle Manufacturer	Conditional Sale Contract or Contract of Sale by Installment
Vehicle Value	ACE
Balloon Indicator	ALFA and Instructions
Balloon Amount	Conditional Sale Contract, Contract of Sale by Installment, or ALFA, and Instructions

3

C.	For each Sample Receivable, we observed the presence of the following in the Receivable Files:

•	Credit Application. We were instructed by the Company that the presence of an “Application ID” field within ACE served as confirmation that a Credit Application was received by the Company.

•	Registration Document

•
Lien Holder. We were instructed by the Company to observe that the Company’s name appeared in the Registration Document as the Legal Owner or Lien Holder. For purposes of comparing Legal Owner or Lien Holder Name, the Company instructed us to consider variations due to spelling, abbreviation, or truncation of the full legal name to be acceptable, to the extent such variation refers to “Mercedes- Benz.”

We found such information to be in agreement except as listed in Exhibit B.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California
March 31, 2022

4

Exhibit A

The Sample Receivables

Sample Receivable Number	Receivable Number*	Sample Receivable Number	Receivable Number*	Sample Receivable Number	Receivable Number*
1	40	35	4095	69	9492
2	130	36	4314	70	9551
3	477	37	4323	71	9562
4	495	38	4396	72	9615
5	551	39	4406	73	9859
6	761	40	4407	74	10081
7	849	41	4439	75	10192
8	988	42	4500	76	10226
9	1355	43	4781	77	10626
10	1398	44	4800	78	10918
11	1399	45	4967	79	11246
12	1617	46	5310	80	11339
13	1649	47	5706	81	11490
14	1699	48	5825	82	11531
15	1710	49	5995	83	11772
16	1772	50	6265	84	11891
17	1892	51	6316	85	12218
18	1949	52	6441	86	12340
19	2202	53	6661	87	12731
20	2228	54	6746	88	12789
21	2413	55	6765	89	13151
22	2443	56	6882	90	13373
23	2522	57	7185	91	13507
24	2538	58	7225	92	13702
25	2894	59	7275	93	13817
26	3394	60	7462	94	13985
27	3502	61	7524	95	14264
28	3571	62	7831	96	14376
29	3671	63	7865	97	14446
30	3849	64	8091	98	14778
31	3859	65	8698	99	14929
32	3900	66	8721	100	15019
33	3922	67	9309
34	4085	68	9459

(*)	The Company has assigned a unique Customer Account Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Company’s Customer Account Numbers.

A-1

Exhibit B

Exception List

Sample Receivable Number	Receivable Number	Attribute	Per Data File	Per Receivable File

72	9615	New/Used	N	U

B-1

Exhibit C

Instructions

Attributes	Instructions

Original Principal Balance
In the event the Original Principal Balance did not agree to the Conditional Sale Contract or Contract of Sale by Installment, recompute the Original Principal Balance as the difference between the “Total Obligation of the Buyer” amount and the “Interest” amount in the Conditional Sale Contract or Contract of Sale by Installment.

Original Maturity Date
In the event the Original Maturity Date day was different than the maturity date day in ALFA, we were informed by the Company that the obligor requested a change of the payment day. In such cases, compare to the “Maturity Date” field in the “Reschedules” screen in ALFA.

Number of Scheduled Payments
In the event the Number of Scheduled Payments did not agree to the Conditional Sale Contract, subtract the number of payments waived in the Conditional Sale Contract Addendum from the Number of Scheduled Payments in the Conditional Sale Contract.

First Payment Date
In the event the First Payment Date did not agree to the Conditional Sale Contract, add the number of months waived in the Conditional Sale Contract Addendum to the First Payment Date in the Conditional Sale Contract.

Next Payment Due Date
In the event the Next Payment Due Date was greater than the payment due date in ALFA, we were informed by the Company that this was due to a prepayment made by the obligor. In such cases, the Company provided a screenshot of the obligor’s payment history from ALFA to evidence such prepayment.

New/Used
In the event the Conditional Sale Contract or Contract of Sale by Installment indicated “Demo” or blank, and the odometer reading indicated less than 15,000 kilometers, consider the Sample Receivable to be “New.”

Loan Type (Simple Interest)
Consider the information to be in agreement if the Conditional Sale Contract or Contract of Sale by Installment was printed using the 84-001-0527, 84-001- 0522, or 84-001-0707 Simple Interest standard contract templates.

Sold Code Indicator	Consider the information to be in agreement if the “Securitization Pool Number” field in the “Miscellaneous” screen in ALFA was not populated (i.e., blank).

Recovery Indicator
Consider the Sample Receivable to be “Live” if the term “Live Schedule” was next to the account number in ALFA.
In the event the term “Terminated” was next to the account number in ALFA, we were informed by the Company the account was paid-off after the Cutoff Date. In such cases, the Company provided a screenshot of the payment history from ALFA to evidence such paydown.

C-1

Attributes	Instructions

Balloon Indicator
Consider the information to be in agreement if:

-          The Balloon Indicator stated in the Data File was blank and the “Product” field in ALFA stated, “First class Financing.”

-          The Balloon Indicator stated in the Data File was “B” and the “Product” field in ALFA stated, “Balloon Financing non walk away.”

Balloon Amount
In the event the Balloon Amount did not agree to the Conditional Sale Contract or Contract of Sale by Installment, compare to the “Total Balloon” amount in the “Customer Payments” screen in ALFA or the “Balloon” amount in the Amortization Schedule.

C-2